EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Agritek Holdings, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Barry S. Hollander, Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.

/s/ Barry S. Hollander
Barry S. Hollander
Principal Accounting Officer
February 26, 2015

A signed original of this written statement required by Section 906 has been provided to Agritek Holdings, Inc. and will be retained by Agritek Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.